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                         AIM INTERNATIONAL FUNDS, INC.

                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

                       Supplement dated December 16, 1996
                     to the Prospectus dated March 1, 1996
        as revised October 11, 1996 and as supplemented November 5, 1996

APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM International Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund (the "Funds"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There have been no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

         The Board has approved these new agreements because each Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to each such Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved changes to certain fundamental investment policies of the Funds, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, the changes will become effective on March 1, 1997.

         Each of the Funds is currently prohibited from investing more than 5% of its assets in securities of a single issuer or holding more than 10% of the outstanding voting securities of an issuer, except that AIM Global Aggressive Growth Fund and AIM Global Growth Fund may invest up to 25% of all assets without regard to such restrictions, and AIM Global Income Fund may invest up to 50% of all assets without regard to such restrictions. The Board has approved the amendment of these fundamental investment policies to permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated March 1, 1996, as supplemented December 16, 1996.